CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use, in this Registration Statement on Form N-4 (File No. 333-41577) of our report dated February 23, 2000, relating to the financial statements and financial statement schedules of Protective Life Insurance Company, which appear in such Registration Statement. We also consent to the use in this registration statement of our report dated March 23, 2000 on our audits of the financial statements of the Variable Annuity Account A of Protective Life, which appears in such Registration Statement. We also consent to the reference to our Firm under the heading "Experts."

/s/ PRICEWATERHOUSECOOPERS LLP

Birmingham, Alabama
April 19, 2000